EXHIBIT 10.2
             SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


       This Second Amendment to Employment Agreement ("Second Amendment") dated April 14, 1997, is by and among Midcoast Energy Resources, Inc. (the "Employer" or the "Company") and Dan C. Tutcher (the "Employee").


   WITNESSETH
  :


       WHEREAS, the Employer and the Employee entered into that certain Employment Agreement (the "Agreement") dated January 1, 1993, as amended by that certain Amendment to Employment Agreement, dated April 1, 1993 (the "Amendment"); and
       WHEREAS, the Employer and the Employee desire to amend certain terms of the Agreement.
       NOW, THEREFORE, in consideration of the foregoing, the Employer and the Employee hereby agree as follows:
                             SECTION 4
                         TERM OF EMPLOYMENT
     1.Section 4 shall be deleted in its entirety and replaced with the following:

        "4.Term of Employment.

            The term of employment of the Employee by the Employer shall commence on the effective date hereof, and shall terminate on the eighth anniversary of such date, unless sooner terminated in accordance with
            Section 7 below (the "Employment Period")."

                             SECTION 5
                            COMPENSATION
     2.Section 5.A. shall be deleted in its entirety and replaced with the following:

       "A. Base Salary. For all services rendered under this Agreement, the Employer agrees to pay to the Employee during the Employment Period an annual salary in the amounts and schedule set forth below:


  CALENDAR YEAR
                             AMOUNT


  1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $125,000


  1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $125,000


  1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $125,000


  1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $125,000


  1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $95,000


  1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $125,000


  1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $125,000


  2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $150,000


  2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   $150,000


            or the equivalent amount payable on any other periodic basis consistent with the Employer's payroll procedures (but no less frequently than monthly), subject only to such payroll and withholding deductions as are required by federal, state or local law, in addition to bonuses (as set forth in Section 5.B.)."



    [Signature Page Follows]

     IN WITNESS WHEREOF, the Employer and the Employee have duly executed this Agreement, as of the date first written above.
                                    EMPLOYER:

                                    Midcoast Energy Resources, Inc.



                                    By:       /s/ Richard A. Robert
                                               Richard A. Robert,
                                              Chief Financial Officer



                                    EMPLOYEE:



                                               /s/ Dan C. Tutcher
                                      Dan C. Tutcher